T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                                Real Estate Fund
--------------------------------------------------------------------------------
                                  June 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
REAL ESTATE FUND
----------------
* Investors responded to attractive valuations in real estate stocks, and your fund posted solid results.
* The fund's returns were ahead of both benchmarks for the 6- and 12-month periods ended June 30 due to our focus on larger-cap stocks with relatively high price/earnings multiples.
* We took advantage of weakness in quality REIT lodging stocks and establis hed new positions in this sector.
* Our portfolio is positioned to capture further appreciation in real estate stocks during the months ahead.
* We project increasing revenues, earnings, and dividends for the industry in 2000 and believe it is only a question of time before investors share our enthusiasm for real estate stocks.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     The  "longer  term"  arrived.   In  earlier   reports,   we  discussed  our
disappointment with the market's failure to reward the growing earnings, distributions, and dividend coverage exhibited by our holdings. Though we were frustrated, we were not deterred in our belief that investors in real estate stocks would eventually be rewarded for their patience. We noted that compelling valuations alone should suffice to spark renewed interest in our universe, and this was evidently the case as investors found favor in real estate securities during the first half of 2000. We are pleased to report that your fund provided a solid return during the past six months.

    PERFORMANCE COMPARISON
    ----------------------
    Period Ended 6/30/00          6 Months        12 Months
    --------------------          --------        ---------
    Real Estate Fund               16.23%           6.94%
    Wilshire Real Estate
    Securities Index               15.21            4.46
    Lipper Real Estate
    Funds Average                  12.66            2.10

     The fund participated fully in the rejuvenation of real estate stocks that occurred during the first half, providing a total return of 16.23%, which comfortably outpaced the Lipper Real Estate Funds Average and the Wilshire Real Estate Securities Index. Real estate stocks, in general, far surpassed the broader market as measured by the unmanaged Standard & Poor's 500 Stock Index, which provided a slightly negative return over this same period, and they were well ahead of the technology-heavy Nasdaq Composite Index, which declined by a wider margin.

DIVIDEND DISTRIBUTION
---------------------
     On June 27, 2000, your Board of Directors declared a second-quarter income dividend of $0.10 per share, bringing the year-to-date total to $0.16. This distribution was paid on June 29 to shareholders of record on June 27.

MARKET ENVIRONMENT
------------------
     During the half year, real estate stocks with the highest price/earnings multiples still provided the best returns, and larger-capitalization stocks also tended to outperform. Both of these conditions benefited fund results, as we were invested for the most part in higher-multiple, larger-cap holdings. It was clear that investors were willing to pay a premium for quality organizations with strong earnings. Given the capi tal-intensive nature of real estate, it is our view that such companies generally achieve their larger-cap status primarily through their ability to attr act additional investment capital from sources that believe in their growth potential.

   *********************************************************

          While  some  investors  chose to wait on
          the sidelines for sentiment to shift, we
          were   pleased   to  see   many  of  our
          portfolio companies take the opportunity
          to  repurchase   their  shares  at  deep
          discounts to fair value.

   *********************************************************

     Uncertainty often breeds opportunity. While some investors chose to wait on the sidelines for sentiment to shift, we were pleased to see many of our portfolio companies take the opportunity to repurchase their s hares at deep discounts to fair value. If there was anything positive about the long period when the stocks of real estate companies languished, it was that many firms developed a renewed appreciation for the scarcity and value of their own precious capital. Various comp anies were tested during this time, and some fell short of expectations. The difficult environment provided us with additional data to measure the true value of many organizations and their management teams.

     The higher-quality organizations tended to be better prepared during the recent period of adversity. Backed by strong balance sheets, they were able to seize opportunities and negotiate from strength. The real estate industry depends to a great extent on the use of financial leverage. While we believe leverage is important, we are aware of its inherent risks. Consequently, we look for management that shares this view and proactively manages the balance sheet prudently. Thus, when interest rates began to rise, we were generally pleased with the strategies employed by our portfolio companies. Still, rising interest rates tend to translate into higher expenses, and we were not surprised to see some downward revisions of near-term earnings estimates for the industry. However, in the longer ru n, higher rates can be a positive factor when they dampen new supply, which poses one of the major real estate risks.

PORTFOLIO REVIEW
----------------
     As discussed in past reports, we have historically been underweighted in the lodging sector due to our concerns about new supply. This strategy has been fruitful, as lodging stocks have declined substantially and provided some of the weakest performance among real estate stocks in general. However, opportunities have surfaced in the wake of the precipitous sell-off, and as we entered the new year we discovered some solid lodging stocks that met our strict investment criteria.


    INDUSTRY DIVERSIFICATION
    ------------------------
                                  Percent of Net Assets
                                    12/31/99   6/30/00
                                    --------   -------
    Apartment/Residential              18%        18%
    Office                             16         16
    Office and Industrial              14         14
    Diversified                        13         12
    Shopping Center                     8          8
    Industrial                          8          8
    Lodging and Leisure                 6         10
    Regional Mall                       5          5
    Reserves                            5          3
    Manufactured Housing                3          2
    Self-Storage                        2          2
    Other Real Estate                   2          2
    Services                            -          -

    Total                            100%        100%

     In keeping with our theme of investing in strong assets, strong markets, and strong management teams, we were attracted to the double-digit yields offered by several lodging REITs and subsequently purchased shares in companies whose yields we felt were sustainable under the likeliest scenarios. We established a new position in MERISTAR HOSPITALITY, a lodging REIT that invests in upscale, full-service hotels in major urban and resort locations under internationally known brands. Also added were shares of INNKEEPERS USA TRUST, which has a large concentration of Residence Inns in its portfolio. We also initiated a position in MARRIOTT INTERNATIONAL, a company we believe is an extraordinary manager of lodging assets.

     Your fund was nicely rewarded for its position in CORNERSTONE PROPERTIES when that company was acquired by EQUITY OFFICE PROPERTIES. The latter company had already been our largest holding, and it grew following the acquisition. We are believers in the value of the Cornerstone assets and are confident that Equity Office will benefit further by acquiring them.

OUTLOOK
-------
     Though real estate stocks flourished in the first half of the year, we are optimistic about the potential for further appreciation in the group. Stock performance for our sector has not yet returned to the levels seen in 1997 despite the recent rally, yet these companies have continued to provide admirable compound annual earnings growth. Rising interest rates pose some issues, but we do not foresee major problems, especially among our portfolio holdings with stronger balance sheets. We anticipate continued earnings growth as well as dividend increases. Additionally, REITs in particular do not appear to be richly priced relative to their net asset values. We remain optimistic and are committed to providing our shareholders with a portfolio that we believe can capture additional upside potential in the months ahead.

Respectfully submitted,

/s/

David M. Lee
Chairman of the Investment Advisory Committee
July 21, 2000

================================================================================
T. Rowe Price Real Estate Fund
------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                     Percent of
                                                     Net Assets
                                                        6/30/00
-----------------------------------------------------------------
  Equity Office Properties                                  5.7%
-----------------------------------------------------------------
  Starwood Hotels & Resorts Worldwide                       4.5
-----------------------------------------------------------------
  Reckson Associates Realty                                 4.4
-----------------------------------------------------------------
  Vornado Realty Trust                                      3.3
-----------------------------------------------------------------
  Simon Property Group                                      3.3
-----------------------------------------------------------------
  Duke-Weeks Realty                                         3.2
-----------------------------------------------------------------
  Spieker Properties                                        3.2
-----------------------------------------------------------------
  Mack-Cali Realty                                          3.0
-----------------------------------------------------------------
  Equity Residential Properties Trust                       2.8
-----------------------------------------------------------------
  Arden Realty                                              2.8
-----------------------------------------------------------------
  Kimco Realty                                              2.7
-----------------------------------------------------------------
  Boston Properties                                         2.7
-----------------------------------------------------------------
  Kilroy Realty                                             2.6
-----------------------------------------------------------------
  Trizec Hahn                                               2.6
-----------------------------------------------------------------
  Cousins Properties                                        2.6
-----------------------------------------------------------------
  ProLogis Trust                                            2.6
-----------------------------------------------------------------
  Post Properties                                           2.3
-----------------------------------------------------------------
  Apartment Investment & Management                         2.3
-----------------------------------------------------------------

  AMB Property                                              2.2
-------------------------------------------------------------------------------
  Avalonbay Communities                                     2.2
-------------------------------------------------------------------------------
  Archstone Communities Trust                               2.2
-------------------------------------------------------------------------------
  Gables Residential Trust                                  2.0
-------------------------------------------------------------------------------
  Smith Charles Residential Realty                          2.0
-------------------------------------------------------------------------------
  Camden Property Trust                                     2.0
-------------------------------------------------------------------------------
  Crescent Real Estate Equities                             2.0
-------------------------------------------------------------------------------
  Total                                                    71.2%

  Note: Table excludes reserves.
================================================================================
T. Rowe Price Real Estate Fund
------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
LISTED IN DESCENDING ORDER OF SIZE
----------------------------------
6 Months Ended 6/30/00

TEN LARGEST PURCHASES
---------------------
Equity Office Properties
Marriott *
Mack-Cali Realty
Equity Residential Properties Trust
Simon Property Group
Boston Properties
Vornado Realty Trust
Spieker Properties
Starwood Hotels & Resorts Worldwide
Reckson Associates Realty

TEN LARGEST SALES
-----------------
Cornerstone Properties **
Marriott
Colonial Properties Trust
Starwood Hotels & Resorts Worldwide
Crescent Real Estate Equities
VailResorts
Centerpoint Properties
Manufactured Home Communities
Sun Communities
Spieker Properties

   *  Position added
  **  Acquired by another company

================================================================================
T. Rowe Price Real Estate Fund
------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

              Wilshire Real Estate     Lipper Real Estate
               Securities Index           Funds Average       Real Estate Fund
               ----------------           -------------       ----------------
10/31/97            10,000                    10,000               10,000
6/98                 9,875                     9,865               10,561
6/99                 9,195                     9,294                9,854
9/00                 9,605                     9,397               10,538

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended 6/30/00                            1 Year    Inception        Date
---------------------                            ------    ---------        ----
Real Estate Fund                                  6.94%       1.99%     10/31/97

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Real Estate Fund
------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                  6 Months        Year                 10/31/97
                                     Ended       Ended                  Through
                                   6/30/00    12/31/99    12/31/98     12/31/97
NET ASSET VALUE
Beginning of period              $   8.11  $     8.68   $   10.69    $   10.00
--------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)       0.21*       0.37*       0.38*        0.08*
  Net realized and unrealized
  gain (loss)                        1.10       (0.49)      (1.97)        0.70
--------------------------------------------------------------------------------
  Total from investment
     activities                      1.31       (0.12)      (1.59)        0.78
--------------------------------------------------------------------------------
Distributions
  Net investment income             (0.16)      (0.37)      (0.40)       (0.09)
  Return of capital                     -       (0.08)      (0.04)           -
--------------------------------------------------------------------------------
  Total distributions               (0.16)      (0.45)      (0.44)       (0.09)
--------------------------------------------------------------------------------
Redemption fees
added to paid-in-capital                -          -         0.02            -
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                    $   9.26  $     8.11   $    8.68    $   10.69
                                 ========  ==========   =========    =========

Ratios/Supplemental Data
Total return **                    16.23%*    (1.23)%*    (14.86)%*      7.82%*
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                  1.00%*+    1.00%*       1.00%*       1.00%*+
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                          5.37%*+    4.22%*       4.07%*       6.07%*+
--------------------------------------------------------------------------------
Portfolio turnover rate            16.2%+     26.9%        56.8%         8.4%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $ 37,197  $  24,725    $  27,599    $   7,259
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Real Estate Fund
------------------------------
Unaudited                                                        June 30, 2000

STATEMENT OF NET ASSETS                                     In thousands
-----------------------                                 Shares          Value
                                                        ------          -----
COMMON STOCKS  97.0%
REAL ESTATE  94.9%
Apartment/Residential  17.9%
Apartment Investment & Management, REIT                19,500   $         843
-------------------------------------------------------------------------------
Archstone Communities Trust, REIT                      38,500             811
-------------------------------------------------------------------------------
Avalonbay Communities, REIT                            19,500             814
-------------------------------------------------------------------------------
Camden Property Trust, REIT                            25,500             749
-------------------------------------------------------------------------------
Equity Residential Properties Trust, REIT              23,000           1,058
-------------------------------------------------------------------------------
Gables Residential Trust, REIT                         29,500             762
-------------------------------------------------------------------------------
Post Properties, REIT                                  19,500             858
-------------------------------------------------------------------------------
Smith Charles Residential Realty                       20,000             760
-------------------------------------------------------------------------------
                                                                        6,655
-------------------------------------------------------------------------------
Diversified  12.2%
Colonial Properties Trust, REIT                         5,000             137
-------------------------------------------------------------------------------
Cousins Properties, REIT                               25,500             982
-------------------------------------------------------------------------------
Crescent Real Estate Equities, REIT                    36,500             748
-------------------------------------------------------------------------------
Security Cap U.S. Realty, ADR, REIT *                  24,000             431
-------------------------------------------------------------------------------
Trizec Hahn                                            55,000             983
-------------------------------------------------------------------------------
Vornado Realty Trust, REIT                             35,500           1,234
-------------------------------------------------------------------------------
                                                                        4,515

Industrial  8.0%
AMB Property                                           36,500             833
-------------------------------------------------------------------------------
Centerpoint Properties Trust, REIT                     15,000             611
-------------------------------------------------------------------------------
EastGroup Properties, REIT                             26,500             558
-------------------------------------------------------------------------------
ProLogis Trust, REIT                                   45,500             970
-------------------------------------------------------------------------------
                                                                        2,972
-------------------------------------------------------------------------------
Lodging & Leisure  8.3%
Marriott (Class A)                                     15,000             541
-------------------------------------------------------------------------------
Meristar Hospitality, REIT                             19,500             409
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT              51,500           1,677
-------------------------------------------------------------------------------
Vail Resorts *                                         29,000             473
-------------------------------------------------------------------------------
                                                                        3,100
-------------------------------------------------------------------------------
Manufactured Housing  2.1%
Manufactured Home Communities, REIT                    20,500             491
-------------------------------------------------------------------------------
Sun Communities, REIT                                   9,000             301
-------------------------------------------------------------------------------
                                                                          792
-------------------------------------------------------------------------------
Office  15.9%
Arden Realty, REIT                                     44,000   $       1,034
-------------------------------------------------------------------------------
Boston Properties, REIT                                26,000           1,004
-------------------------------------------------------------------------------
CarrAmerica Realty, REIT                               25,500             676
-------------------------------------------------------------------------------
Equity Office Properties, REIT                         76,500           2,108
-------------------------------------------------------------------------------
Mack-Cali Realty, REIT                                 43,000           1,105
-------------------------------------------------------------------------------
                                                                        5,927
-------------------------------------------------------------------------------

Office & Industrial  13.5%
Duke Realty Investments, REIT                          54,000           1,208
-------------------------------------------------------------------------------
Kilroy Realty, REIT                                    38,000             986
-------------------------------------------------------------------------------
Reckson Associates Realty (Class B), REIT               8,500             216
-------------------------------------------------------------------------------
Reckson Associates Realty, REIT                        60,000           1,425
-------------------------------------------------------------------------------
Spieker Properties, REIT                               26,000           1,196
-------------------------------------------------------------------------------
                                                                        5,031
-------------------------------------------------------------------------------
Other Real Estate  2.0%
Catellus Development *                                 49,000             735
-------------------------------------------------------------------------------
                                                                          735
-------------------------------------------------------------------------------
Regional Mall  5.0%
CBL & Associates Properties, REIT                      26,000             649
-------------------------------------------------------------------------------
Simon DeBartolo Group, REIT                            55,000           1,220
-------------------------------------------------------------------------------
                                                                        1,869
-------------------------------------------------------------------------------
Self Storage  1.9%
Public Storage, REIT                                   30,000             703
-------------------------------------------------------------------------------
                                                                          703
-------------------------------------------------------------------------------
Shopping Center  8.1%
Federal Realty Investment Trust, REIT                  33,000             660
-------------------------------------------------------------------------------
JP Realty, REIT                                        36,500             650
-------------------------------------------------------------------------------
Kimco Realty, REIT                                     24,500           1,005
-------------------------------------------------------------------------------
Weingarten Realty Investors, REIT                      17,000             686
-------------------------------------------------------------------------------
                                                                        3,001
-------------------------------------------------------------------------------
Total Real Estate                                                      35,300
-------------------------------------------------------------------------------
Total Miscellaneous Common Stocks  2.1%                                   780
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $36,687)                                    36,080
===============================================================================

SHORT-TERM INVESTMENTS  3.3%
Money Market Funds  3.3%
Reserve Investment Fund, 6.68% #                    1,222,388           1,222
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $1,222)                             1,222

Total Investments in Securities
100.3% of Net Assets (Cost $37,909)                             $      37,302

Other Assets Less Liabilities                                            (105)

NET ASSETS                                                      $      37,197

Net Assets Consist of:
Accumulated net investment income -
    net of distributions                                        $         181
Accumulated net realized gain/loss -
    net of distributions                                               (3,763)
Net unrealized gain (loss)                                               (607)
Paid-in-capital applicable to 4,019,046
    shares of $0.0001 par value capital stock
    outstanding; 1,000,000,000 shares authorized                       41,386

NET ASSETS                                                      $      37,197

NET ASSET VALUE PER SHARE                                       $        9.26

    #  Seven-day yield
    *  Non-income producing
 REIT  Real Estate Investment Trust
  ADR  American Depository Receipt

 The accompanying notes are an integral part of these financial statements.

===============================================================================

T. Rowe Price Real Estate Fund
------------------------------
Unaudited
                                                              In thousands
STATEMENT OF OPERATIONS
-----------------------
                                                                  6 Months
                                                                     Ended
                                                                   6/30/00
  Investment Income (Loss)
  Income
    Dividend                                                 $         861
    Interest                                                            41
-------------------------------------------------------------------------------
    Total income                                                       902
-------------------------------------------------------------------------------
  Expenses
    Shareholder servicing                                               45
    Custody and accounting                                              44
    Investment management                                               15
    Registration                                                        15
    Prospectus and shareholder reports                                  10
    Legal and audit                                                      7
    Directors                                                            4
    Miscellaneous                                                        2
-------------------------------------------------------------------------------
    Total expenses                                                     142
-------------------------------------------------------------------------------
  Net investment income (loss)                                         760
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                              (326)
  Change in net unrealized gain or loss on securities                3,848
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                            3,522
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                     $       4,282

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Real Estate Fund
------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                           In thousands
----------------------------------
                                                      6 Months           Year
                                                         Ended          Ended
                                                       6/30/00       12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $      760     $    1,117
  Net realized gain (loss)                                (326)        (2,691)
  Change in net unrealized gain or loss                  3,848          1,076
------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations      4,282           (498)
------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                   (579)        (1,117)
  Return of capital                                          -           (247)
------------------------------------------------------------------------------
  Decrease in net assets from distributions               (579)        (1,364)
------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                           14,077         11,954
  Distributions reinvested                                 538          1,259
  Shares redeemed                                       (5,854)       (14,236)
  Redemption fees received                                   8             11
------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                     8,769         (1,012)
------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                       12,472         (2,874)
Beginning of period                                     24,725         27,599
------------------------------------------------------------------------------
End of period                                       $   37,197     $   24,725

* Share information
    Shares sold                                          1,604          1,384
    Distributions reinvested                                60            156
    Shares redeemed                                       (694)        (1,672)
------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding              970           (132)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Real Estate Fund
------------------------------
Unaudited                                                         June 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997. The fund seeks long-term growth through a combination of capital appreciation and current income by investing principally in the equity securities of real estate companies. The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $11,214,000 and $2,233,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $3,423,000, of which $224,000 expires in 2006, and $3,199,000 in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $37,909,000. Net unrealized loss aggregated $607,000 at period-end, of which $1,427,000 related to appreciated investments and $2,034,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $6,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $72,000 of management fees were not accrued by the fund for the six months ended June 30, 2000. Pursuant to a previous agreement, $488,000 of unaccrued fees and expenses remain subject to reimbursement through December 31, 2001.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides suba ccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $66,000 for the six months ended June 30, 2000, of which $11,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $41,000 and are reflected as interest income in the accompanying Statem ent of Operations.

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================

T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES
-----------------

     T. ROWE PRICE RETIREMENT INCOME MANAGERsm helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------

  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
   Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
  T. Rowe Price Retirement Planning
   AnalyzerTM CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.
  T. Rowe Price Variable Annuity AnalyzerTM
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS
  We will be happy to send you one of our
  easy-to-follow  investment kits when you
  are ready to invest in any T. Rowe Price
  retirement  vehicle,  including  IRAs,
  qualified plans, small-business plans,
  or our no-load variable annuities.
================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
 The ABCs of Giving
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield
  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

TYPES OF SECURITIES
  The Basics of International Stock Investing
  The Basics of Tax-Free Investing
  The Fundamentals of Fixed-Income Investing
  Global Bond Investing
  Investing in Common Stocks
  Investing in Emerging Growth Stocks
  Investing in Financial Services Stocks
  Investing in Health Care Stocks
  Investing in High-Yield Municipal Bonds
  Investing in Money Market Securities
  Investing in Mortgage-Backed Securities
  Investing in Natural Resource Stocks
  Investing in Science and Technology Stocks
  Investing in Small-Company Stocks
  Understanding Derivatives
  Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.
================================================================================

T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

     Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
     ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F12-051  6/30/00